SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported): October 11, 1996

                          POMEROY COMPUTER RESOURCES, INC.
                          ________________________________

               (Exact name of registrant as specified in its charter)

       Delaware                           0-20022          31-1227808
       ________                           _______          __________
       (State or other jurisdiction     (Commission       (IRS Employer
        of incorporation)                file number)     Identification No.)


                       1020 Petersburg Road, Hebron, KY 41048
                       ______________________________________
                      (Address of principal executive offices)

          Registrant's telephone number, including area code (606)586-0600
                                                             _____________

       Item 1.   Changes in Control of Registrant
                 ________________________________
                 Not Applicable

       Item 2.   Acquisition or Disposition of Assets
                 ____________________________________

                 On October 11, 1996, Pomeroy Computer Resources, Inc. (the "Company" ) acquired substantially all of the assets and assumed substantially all of the liabilities of Communications Technology, Inc., d/b/a DILAN ( "DILAN"), a privately held network integrator headquartered in Hickory, North Carolina. The principal assets acquired included accounts receivable, inventory and net equipment and leasehold improvements, which will continue to be used as at present. The purchase price, which was determined based on a multiple of DILAN's fiscal 1996 earnings before interest and taxes, consisted of $2.6 million in cash, a $1.1 million note and $5.2 million of assumed liabilities. The purchase price is subject to adjustment based on DILAN's operating income for the fiscal year ended April 5, 1997. The acquisition will be accounted for as a purchase, and accordingly the purchase price will be allocated to assets and liabilities based on their estimated value as of the date of acquisition. The cash used to acquire DILAN was provided by short-term borrowings through the Company's revolving credit agreement with Star Bank, NA. Neither DILAN nor any of its officers or directors were affiliated with the Company.

       Item 3.   Bankruptcy or Receivership
                 __________________________

                 Not Applicable

       Item 4.   Changes in Registrant's Certifying Accountant
                 _____________________________________________

                 Not Applicable

       Item 5.   Other Events
                 ____________

                 Not Applicable

       Item 6.   Resignations of Registrant's Directors
                 ______________________________________

                 Not Applicable

       Item 7.   Financial Statements and Exhibits
                 _________________________________

            (a) Financial statements of business acquired

                 Not Applicable

            (b) Pro forma financial information

                 Not Applicable

            (c) Exhibits

                 Not Applicable

       Item 8.   Change in Fiscal Year
                 _____________________

                 Not Applicable



                                     SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POMEROY COMPUTER RESOURCES, INC.
                                          ________________________________
       Date: October 24, 1996             By: /s/ Edwin S. Weinstein
                                          Edwin S. Weinstein,  Chief
                                          Financial Officer